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Exhibit 32.2


                         LSB CORPORATION AND SUBSIDIARY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of LSB Corporation (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Sharland, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2004 and results of operations of the Company for the three months ended March 31, 2004.


                                        /s/ John E. Sharland
                                        ----------------------------------------
                                        John E. Sharland
                                        Senior Vice President
                                        Chief Financial Officer

                                        May 14, 2004



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